[Logo and Graphic]

               THE GABELLI
               CONVERTIBLE
               SECURITIES
               FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 1999

[Logo]

THE GABELLI
CONVERTIBLE
SECURITIES
FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Our convertible  securities portfolio bucked                   [photo]
the  headwind  of  rising  interest  rates  in the                    [logo]
second quarter of 1999.  Our value  discipline and                  THE GABELLI
research bias toward  smaller  companies  deserves                  CONVERTIBLE
most of the credit for the Fund's  solid  gains in                  SECURITIES
what  was  a  difficult   period  for  convertible                  FUND, INC.
securities in general.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 1999, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value (NAV) per share increased 7.8% to $12.13, after adjusting for the $0.20 per share distribution paid on June 28, 1999. This compares to an increase of 8.1% for the Lipper Inc. Convertible Securities Fund Average over the same period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended June 30, 1999, the Fund increased 12.9% versus an increase of 8.8% for the Lipper Inc. Convertible Securities Fund Average over this period.

      The three- and five-year average annual returns of the Convertible Securities Fund were 11.6% and 11.2%, respectively. Since inception on July 3, 1989 through June 30, 1999, the Convertible Securities Fund achieved a 172.2% total return which represents an average annual return of 10.5%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $11.3125, up 3.5% for the quarter, up 12.1% for the past twelve months and up 47.6% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $4.165 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 7% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Adviser and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also instituted a share repurchase program which we discuss later in this report.

INVESTMENT RESULTS (a)(c)

================================================================================

                                              Quarter
                                 ----------------------------------
                                   1st     2nd      3rd        4th     Year
1999:    Net Asset Value ......  $11.45  $12.13      __         __       __
         Total Return .........     1.8%    7.8%     __         __       __
--------------------------------------------------------------------------------
1998:    Net Asset Value ......  $11.87  $11.66   $10.96     $11.45   $11.45
         Total Return .........     5.3%    0.0%   (4.2)%       7.4%     8.3%
--------------------------------------------------------------------------------
1997:    Net Asset Value ......  $11.13  $11.38   $11.81     $11.48   $11.48
         Total Return .........     1.7%    3.5%     5.0%       2.8%     13.5%
--------------------------------------------------------------------------------
1996:    Net Asset Value ......  $11.28  $11.33   $11.23     $11.08   $11.08
         Total Return .........     3.6%    1.6%     0.3%       2.6%     8.4%
--------------------------------------------------------------------------------
1995:    Net Asset Value ......  $11.14  $11.51   $11.64     $11.01   $11.01
         Total Return .........     5.1%    5.2%     3.0%       1.1%     15.0%
--------------------------------------------------------------------------------
1994:    Net Asset Value ......  $11.54  $11.39   $11.60     $10.60   $10.60
         Total Return .........     0.2%  (1.3)%     1.8%     (0.9)%   (0.2)%
--------------------------------------------------------------------------------
1993:    Net Asset Value ......  $12.07  $12.36   $12.75     $11.52   $11.52
         Total Return .........     5.4%    2.4%     3.2%       1.5%     13.1%
--------------------------------------------------------------------------------
1992:    Net Asset Value ......  $11.29  $11.52   $11.90     $11.45   $11.45
         Total Return .........     3.5%    2.0%     3.3%       3.6%     13.0%
--------------------------------------------------------------------------------
1991:    Net Asset Value ......  $11.06  $11.27   $11.57     $10.91   $10.91
         Total Return .........     5.6%    1.9%     2.7%       1.8%     12.5%
--------------------------------------------------------------------------------
1990:    Net Asset Value ......  $10.56  $10.68   $10.56     $10.47   $10.47
         Total Return .........     1.5%    2.1%   (1.1)%       3.8%     6.3%
--------------------------------------------------------------------------------
1989:    Net Asset Value ......     __      __    $10.54     $10.51   $10.51
         Total Return .........     __      __       5.4%(b)    0.8%     6.3%(b)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS - JUNE 30, 1999  (A)

1 Year ..................  12.9%
5 Year ..................  11.2%
Life of Fund (b) ........  10.5%

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

                    Dividend History  - Common Stock
------------------------------------------------------------------
Payment Date                 Rate Per Share     Reinvestment Price
------------                 --------------     ------------------

June 28, 1999                    $0.200               $11.38
March 29, 1999                   $0.200               $11.04
December 28, 1998                $0.320               $11.49
September 28, 1998               $0.200               $10.52
June 26, 1998                    $0.200               $11.02
March 26, 1998                   $0.200               $11.10
December 26, 1997                $0.600               $10.49
September 26, 1997               $0.120               $10.44
June 27, 1997                    $0.120               $ 9.96
March 27, 1997                   $0.120               $ 9.63
December 27, 1996                $0.375               $ 9.51
September 23, 1996               $0.120               $ 9.73
June  24, 1996                   $0.120               $10.17
March 25, 1996                   $0.120               $10.41
December 27, 1995                $0.750               $10.95
September 27, 1995               $0.200               $11.10
June 27, 1995                    $0.200               $11.21
December 31, 1994                $0.900               $10.60
December 31, 1993                $1.425               $11.52
December 31, 1992                $0.876               $11.45
December 31, 1991                $0.865               $10.91
December 31, 1990                $0.490               $10.47
June 28, 1990                    $0.100               $10.68
March 29, 1990                   $0.100               $10.55
December 29, 1989                $0.115               $10.51

================================================================================

WHAT WE DO

      The success of momentum  investing in recent
years   and   investors'    desire   for   instant
gratification   have   combined   to  make   value
investing  appear dull. At the risk of being dull,
we will once again  describe  the  "boring"  value
approach  that has seen us  through  both good and
bad markets  over the last 10 years at The Gabelli           [LOGO]
Convertible  Securities Fund and for over 21 years
at  Gabelli  Asset  Management  Company.  In  past
reports,   we  have   tried  to   articulate   our
investment   philosophy   and   methodology.   The
following   graphic   further    illustrates   the
interplay   among  the  four   components  of  our
valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

OUR INVESTMENT OBJECTIVES

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

COMMENTARY

THE ECONOMY: DUELING DATA ON INFLATION

      Inflation played "peek-a-boo" with investors in the second quarter of 1999. A jump in April's Consumer Price Index ("CPI") rattled the bond market and had equity investors holding their breath. Inflation all but disappeared again in the May CPI numbers. The bond market stabilized and stocks regained momentum. Then, citing the emergence of "incipient ingredients" for inflation and the long lead time of monetary policy, the Federal Reserve decided to hike the Federal Funds rate by 25 basis points on June 30, in what Chairman Alan Greenspan characterized as a "preemptive action" against inflation. This sparked a flurry of observers to question whether this single modest rate hike would be an effective vaccination against inflation or just the first in a series of shots that will eventually take the froth out of the economy and financial markets.

      We are not optimistic on inflation. The inflationary threat comes partially from rising commodities prices, (most notably oil), which are recovering from severely depressed levels following the Asian economic meltdown, and from the prospect of wage inflation in fully employed America. Thus far, technology driven productivity gains have offset rising wages. Along with Fed Chairman Greenspan, we are not sure how much longer this can continue in an America with help wanted signs in an increasing number of corporate windows.

THE MARKET: EARNINGS AND INTEREST RATES

      In our first quarter 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

VALUE ADDS VALUE

      As hybrid securities, convertibles have "bond value" (the value of yield) and "stock value" (the value determined by the performance of underlying equities). With interest rates rising this quarter the "bond value" of convertible securities declined across the board. Growth company convertibles suffered the double whammy of lower "bond values" and flat to declining stock prices. Value converts fared much better, with stocks in traditional value sectors like the cyclicals, energy and other commodities oriented industries, and utilities materially outperforming growth stocks.

      Our portfolio has always had a smaller cap value bias. This has not worked in our favor in recent years, with growth stocks materially outperforming value stocks and large cap stocks significantly outperforming smaller company equities. Now the tide may be turning.

      Style and capitalization sectors generally take lengthy turns leading the market. Does the ascent of value and small cap stocks this quarter signify a major change in market leadership? One quarter of outperformance does not a trend make. But, fundamentals favor value stocks and small cap equities going forward. Despite the strong second quarter rally, based on historical measurements, value stocks remain cheap and growth stocks are still overvalued. Small cap stocks offer the dual advantages of generally better earnings growth prospects than large caps and materially lower price/earnings and price/cash flow multiples. If value and smaller cap stocks assume stock market leadership, value oriented smaller company converts will also.

UN-BUSTED CONVERTIBLES

      As previously discussed, our portfolio is usually peppered with "busted" convertibles. These are converts in which the underlying equities are trading well below conversion parity. Generally, these are very high yielding converts that enhance portfolio income. Occasionally, these "busted" converts make substantial capital appreciation contributions as well, as the underlying equities recover either through an earnings turnaround or a deal.

      This quarter, several of our "busted" converts made very nice moves. Omnipoint converts rose sharply when VoiceStream Wireless made a bid for the company. Our Chock Full o'Nuts convertible securities holdings also soared, when it was discovered that Chairman Norman Alexander had failed to disclose to shareholders that Sarah Lee had been trying to buy the company. We must take some individual credit for this in that we published a letter alerting shareholders and the investment community to Mr. Alexander's omission. Earnings and stock price rebounds for Sealed Air and Cendant also translated into excellent performance for our "busted" convertible holdings in these companies.

      As always, we had some disappointments as well. Our Merrill Lynch holdings treaded water as rising interest rates cooled off financial service industry stocks. After several years of exceptional performance, our CSC (Cablevision) holdings declined as "Johnnie come lately" momentum investors bailed out of cable television stocks. Some of our "busted" converts got busted even further, most notably Boston Chicken, which jumped out of the frying pan into the fire.

BARRON'S ROUNDTABLE - MARK IV INDUSTRIES

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious Barron's Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from Barron's Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from Barron's 1999 Midyear Roundtable, specifically his comments on one of our more recent holdings - Mark IV Industries Inc. Mark IV Industries is a $2.2 billion global manufacturing company with 17,000 employees worldwide. The company's core technologies include power transmission, fluid transfer and filtration systems and components for global industrial and automotive markets. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.gabelli.com.

      GABELLI: Mark IV is located outside Buffalo, New York. The stock is around
18. There are 50 million shares outstanding. The company is buying back shares. Revenues in the year ended February 28, 1999, were $1.95 billion. Long-term debt is $800 million. GAAP book is $13 a share.

      Mark IV has a very good package of companies in the industrial and auto-parts businesses. The stock sells at six times trailing 12-month EBITDA [Earnings Before Interest, Taxes, Depreciation and Amortization], which in today's world is very attractive. I don't have earnings estimates. I'm looking at growth in EBITDA, which over the next five years could grow annually in the high-single-digit, low-double-digit range, without further acquisitions. They bought an Italian maker of small gasoline and diesel engines. They're trying to package it with certain transmission technology they're developing. This combination could become an interesting growth vehicle over the next five years. Even if it doesn't work as well as some would argue, this is a very attractive, cheap stock. [ ]

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

      Global mergers and acquisitions surged to $1.5 trillion during the first six months of 1999, fueled by deregulation, low interest rates, increasing competition and the introduction of a common currency in Europe. More than half the transactions announced worldwide, or $829.1 billion, came in the second quarter. The Convertible Securities Fund participated in some of these transactions through our holdings in Platinum Technology International and Nine West Group, illustrating our occasional use of risk arbitrage in announced deals.

   PLATINUM TECHNOLOGY INTERNATIONAL, INC. (SUB. DEB. CV., 6.25%, 12/15/02) agreed to be bought by Computer Associates International, Inc. (CA - $35 5/8
   - NYSE), for about $3.5 billion in cash, bolstering CA's fledgling service business. It paid $29.25 for each share of Platinum Technology, which makes software to manage data and helps companies run their information systems. CA plans to link its products with Platinum Technology's consulting services, especially in Europe. CA also wants Platinum Technology's software for managing data and technology. The acquisition brings together two companies that were involved in what was often a heated rivalry. Following the announcement of this deal the Convertible Securities Fund increased its position in Platinum Technology converts and achieved a 1.5% return in terms of capital appreciation following the tender of these converts, which is an annualized return of 8.1%. In addition, the Fund received the interest income of the bond.

   NINE WEST GROUP INC. (SUB. DEB. CV., 5.50%, 07/15/03), the nation's top maker and seller of dress shoes for women, agreed to be bought by Jones Apparel Group, Inc. (JNY - $28 7/8 - NYSE) for about $26 a share in stock and cash. Nine West operates about 1,500 stores worldwide. JNY has focused on getting licenses for brands such as Lauren by Ralph Lauren and selling the fashions it designs mainly through department stores. Now, it wants to put some of Nine West's well-known shoe brands such as Pappagallo and Easy Spirit on clothing. White Plains, New York-based Nine West holds roughly a third of the U.S. women's shoe market through its own stores such as 9 & Co. and another 7,000 department, specialty and independent shoe stores that carry its shoes, handbags, hosiery and jewelry. Sales for the combined company are expected to reach $4.5 billion in the year 2000. We began buying Nine West converts in early 1998 and dramatically increased our position following the announcement of the deal with Jones Apparel Group. Not only does the Fund receive a nice yield from these Nine West converts which enhances portfolio income, appreciation of these converts as of June 30, 1999 was 12.6% over our holding period.

CORPORATE GOVERNANCE

      The Gabelli Convertible Securities Fund continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. These include distribution policies and stock repurchase programs, both of which we have instituted.

DISTRIBUTION POLICY

      A fund with a distribution policy establishes a fixed payment each year to its shareholders as a percentage of net assets or a specific dollar amount. In order to accelerate our effort to drive the current discount to a premium, the Convertible Securities Fund, at a meeting of the Board of Directors on May 13, 1998, instituted an 8% annual distribution policy. Investors usually favor funds that offer a constant stream of cash, or a predictable yield. Thus, there is more demand for funds with a distribution policy and historically they trade at a more narrow discount than funds without a distribution policy.

      In the case of the Gabelli Convertible Securities Fund, the Fund pays out a minimum annual distribution of 8% of the net asset value. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.20 per share on June 28, 1999 in line with this 8% annual distribution policy.

STOCK REPURCHASE PLAN

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share. At a special meeting of the Board of Directors on October 27, 1997, the Board authorized the repurchase of up to 250,000 shares of the Convertible Securities Fund's outstanding shares. We were the first company on the New York Stock Exchange to announce a stock repurchase program on this date when the market declined 554.26 points, or 7.2%.

      Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 1999, 176,300 shares were repurchased in the open market since the inception of this stock repurchase plan. Since the discount to net asset value has narrowed and remained under 10% throughout most of the first six months of this year, the Fund has been unable to aggressively purchase shares. In fact, the discount to net asset value was under 10% during most of last year as well.

      When the Convertible Securities Fund purchases its own shares at a discount to NAV, the Fund realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV. Further, the market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Convertible Securities Fund's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

PREFERRED STOCK - AN INVESTMENT FOR THE FUTURE

      On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which is rated `AAA' by Standard and Poor's. The Fund issued 1,200,000 Preferred Shares at $25 per share ($30 million) with an annual dividend rate of $2.00 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GCV Pr" and closed at $25.5625 on June 30, 1999.

      How would Preferred Shares benefit Common Shareholders? Through June 30, 1999, the Convertible Securities Fund has earned a 10.5% average annual return. The Preferred Shares were issued with an annual dividend rate of 8.00%. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AMERICAN BANKERS INSURANCE GROUP INC. (ABI) ($3.125 CV. PFD., SER B) has agreed to be acquired by Fortis for $2.8 billion in cash and assumed debt, making the Dutch-Belgian financial company the largest insurer of consumer and credit card loans in the U.S. Fortis, Belgium's largest financial company, will pay $55 per share for each American Bankers share. Fortis has been expanding outside its home markets (Belgium, the Netherlands and Luxembourg) by developing specialized insurance businesses such as funeral insurance and health policies for small companies. The transaction is expected to be completed during the third quarter of 1999.

CITIZENS UTILITIES CO. (CZN) (5.00% CV. PFD.) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $13.00 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire over 700,000 rural access lines in 10 states for $2.3 billion. CZN intends to finance the transactions by divesting its public services operations. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens also anticipates monetizing its ownership of Century Communications' (CTYA - $46.00 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

HILTON HOTELS CORP. (SUB. DEB. CV., 5.00%, 05/15/06) is internationally recognized as one of the preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's seventh largest hotel company. Hilton has approximately 250 hotels and resorts in cities throughout the United States, including 61 owned and managed hotels and 188 hotels under franchise agreements. Flagship properties include The Waldorf-Astoria, the Hilton Chicago & Towers and Hilton Hawaiian Village (98%-owned). Hilton formalized a marketing alliance with British company Ladbroke Group (owner of Hilton International) in January to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties were spun-off last December into a new company, Park Place Entertainment (PPE - $9.6875 -
NYSE).

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

MEDIAONE GROUP INC. (UMG) (4.50% CV. PFD., SER. D) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $55.8125 - NYSE) for $54 billion.

OMNIPOINT CORP. (7.00% CV. PFD.) is a leading personal communications services ("PCS") carrier in the U.S. with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $28.4375 - Nasdaq) for $32 per share in cash and stock. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

ROGERS COMMUNICATIONS INC. (SUB. DEB. CV., 2.00%, 11/26/05) is a Canadian company engaged in cable operations, cellular (through its 81%-owned Rogers Cantel Mobile cellular provider) and media. Through Rogers@Home, the company will be one of the major beneficiaries of the growing penetration of cable high speed access to the Internet in Canadian homes.

SEAGRAM CO. (7.50% CV. PFD.), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USANetworks (USAI - $40.125 - Nasdaq).

SPRINT CORP.  (FON) ($1.50 CV. PFD., SER. 1; $1.50 CV. PFD., SER. 2; 8.25%,  CV.
PFD.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network the company is developing and by other new services. Sprint PCS group is the leading personal communications services ("PCS") carrier in the U.S. with over 3.5 million customers and licenses covering over 230 million people.

SHAREHOLDER MEETING - MAY 17, 1999 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 17, 1999 at the Greenwich Hyatt Regency in Greenwich, Connecticut. At that meeting, Common and Preferred Shareholders elected Anthonie C. van Ekris and Salvatore J. Zizza as Directors of the Convertible Securities Fund. A total of 6,576,123 votes and 6,570,709 votes were cast in favor of each Director and 76,667 votes and 82,081 votes were withheld for each Director, respectively. Preferred Shareholders, voting as a separate class, elected Anthony J. Colavita as Director of the Preferred Shares of the Convertible Securities Fund. A total of 1,109,172 votes were cast in favor and 8,309 votes were withheld.

      Mario J. Gabelli, E. Val Cerutti, Dugald A. Fletcher, Anthony R. Pustorino, Felix J. Christiana and Karl Otto Pohl continue to serve in their capacities as Directors of the Convertible Securities Fund.

      In addition, Common and Preferred Shareholders elected PricewaterhouseCoopers LLP as the independent accountants for the Convertible Securities Fund for the year ending December 31, 1999. 6,569,132 votes were cast in favor of the approval of this proposal, 39,440 votes were cast against the proposal and 44,218 votes abstained.

      We thank you for your participation and appreciate your continued support.

DIVIDENDS

      The Fund recently distributed a dividend of $0.20 per share to Common Shareholders on June 28, 1999 in line with the Fund's 8% annual distribution policy. For the twelve months ended June 30, 1999, the Fund distributed a total of $0.92 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on June 28, 1999. For the twelve months ended June 30, 1999, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Convertible Securities Fund, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGCVX."

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

NO COMMISSION PURCHASES

      When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended for another year, through December 31, 1999, our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The unique characteristics of convertible securities make them an ideal investment vehicle for conservative investors. Our highly selective value oriented approach shapes a portfolio with high yields and the realistic potential for meaningful capital appreciation as well. This quarter, our portfolio's higher yield and the superior relative performance of value stocks combined to produce attractive absolute and relative returns. Going forward, we believe our bias to value and smaller company convertibles will continue to work to our advantage.

                                   Sincerely,

                                   /s/ Mario J. Gabelli
                                   --------------------
                                   MARIO J. GABELLI
                                   President and
                                   Chief Investment Officer

July 30, 1999

================================================================================

                          TOP TEN CONVERTIBLE HOLDINGS
                                  JUNE 30, 1999

Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25% Cv. Pfd.)
American Bankers Insurance ($3.125 Cv. Pfd., Ser. B)
Mark IV Industries (Sub. Deb. Cv., 4.75%, 11/01/04)
Citizens Utilities (5.00% Cv. Pfd.)
WHX Corp. (6.50% Cv. Pfd., Ser. A; $3.75 Cv. Pfd., Ser. B)
Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)
MediaOne Group (4.50% Cv. Pfd., Ser. D)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12)
Atlantic Richfield Co. ($2.80 Cv. Pfd.)

================================================================================

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
================================================================================

   PRINCIPAL                                                          MARKET
    AMOUNT                                             COST            VALUE
   --------                                       ------------     ------------

             CONVERTIBLE CORPORATE BONDS -- 22.49%

             AUTOMOTIVE: PARTS AND ACCESSORIES-- 0.26%
$   550,000  Exide Corp. Sub. Deb. Cv.
                2.90%, 12/15/05 ................  $    374,430     $    330,000
                                                  ------------     ------------

             AVIATION: PARTS AND SERVICES -- 1.05%
  1,330,000  Kaman Corp. Sub. Deb. Cv.
                6.00%, 03/15/12 ................     1,293,248        1,325,013
                                                  ------------     ------------

             BUSINESS SERVICES -- 0.69%
    900,000  BBN Corp. Sub. Deb. Cv.
                6.00%, 04/01/12 (a) . ..........       880,222          870,021
                                                  ------------     ------------

             CABLE -- 0.31%
    500,000  Rogers Communications Inc.
                Sub. Deb. Cv.
                2.00%, 11/26/05 ................       333,696          385,625
                                                  ------------     ------------

             COMPUTER SOFTWARE AND SERVICES -- 1.90%
  2,250,000  PLATINUM Technology International Inc.
                Sub. Deb. Cv.
                6.25%, 12/15/02 ................     2,216,262        2,264,063
    250,000  QuadraMed Corp. Sub. Deb. Cv.
                5.25%, 05/01/05 ................       162,526          136,250
                                                  ------------     ------------
                                                     2,378,788        2,400,313
                                                  ------------     ------------

             CONSUMER PRODUCTS -- 2.33%
  3,500,000  Fieldcrest Cannon Inc.
                Sub. Deb. Cv.
                6.00%, 03/15/12 ................     2,540,741        2,480,625
    750,000  Standard Commercial Corp.
                Sub. Deb. Cv.
                7.25%, 03/31/07 ................       615,507          457,500
                                                  ------------     ------------
                                                     3,156,248        2,938,125
                                                  ------------     ------------
             CONSUMER SERVICES -- 0.07%
    100,000  Ogden Corp. Sub. Deb. Cv.
                6.00%, 06/01/02 ................        99,444           93,000
                                                  ------------     ------------

             ELECTRONIC EQUIPMENT -- 1.32%
             ASM Lithography Holding Cv.
     40,000    2.50%, 04/09/05 .................        17,991           20,216
     10,000    2.50%, 04/09/05 (b) .............         4,454            5,054
  1,700,000  Trans-Lux Corp. Sub. Deb. Cv.
                7.50%, 12/01/06 ................     1,631,244        1,640,500
                                                  ------------     ------------
                                                     1,653,689        1,665,770
                                                  ------------     ------------

             ENERGY AND UTILITIES -- 0.95%
    100,000  Halter Marine Group Inc.
                Sub. Deb. Cv.
                4.50%, 09/15/04.................        56,223          $61,000
  1,100,000  Moran Energy Inc.
                Sub. Deb. Cv.
                8.75%, 01/15/08 ................       757,842        1,039,118
    100,000  Texaco Capital Inc. Cv.
                3.50%, 08/05/04 ................       100,462          101,500
                                                  ------------     ------------
                                                       914,527        1,201,618
                                                  ------------     ------------

             ENTERTAINMENT -- 0.82%
    200,000  Kushner-Locke Co.
                Sub. Deb. Cv.
                8.00%, 12/15/00 (a) . ..........       171,618          222,222
    800,000  Savoy Pictures Entertainment Inc.
                Sub. Deb. Cv.
                7.00%, 07/01/03 ................       745,759          807,000
                                                  ------------     ------------
                                                       917,377        1,029,222
                                                  ------------     ------------

             EQUIPMENT AND SUPPLIES -- 4.65%
  1,285,000  Intermagnetics General Corp.
                Sub. Deb. Cv.
                5.75%, 09/15/03 (b) . ..........     1,260,443          905,925
  1,072,000  Kollmorgen Corp.
                Sub. Deb. Cv.
                8.75%, 05/01/09 ................       847,664        1,073,340
  4,000,000  Mark IV Industries
                Sub. Deb. Cv.
                4.75%, 11/01/04 ................     3,456,484        3,529,999
    210,000  Robbins & Myers Inc.
                Sub. Deb. Cv.
                6.50%, 09/01/03 ................       204,947          204,750
    150,000  Thermo Electron Corp.
                Sub. Deb. Cv.
                4.25%, 01/01/03 (b) . ..........       135,396          135,188
                                                  ------------     ------------
                                                     5,904,934        5,849,202
                                                  ------------     ------------

             FOOD AND BEVERAGE -- 1.96%
    110,000  Boston Chicken Inc.
                Sub. Deb. Cv.
                7.75%, 05/01/04+ ...............        14,081            5,500
    100,000  Chiquita Brands
                International Inc. Cv.
                7.00%, 03/28/01 ................        97,188           92,000
             Chock Full o' Nuts Corp.
                Sub. Deb. Cv.
  1,000,000     7.00%, 04/01/12 ................       772,418        1,240,000
    865,000     8.00%, 09/15/06 ................       861,291        1,133,150
                                                  ------------     ------------
                                                     1,744,978        2,470,650
                                                  ------------     ------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)-- JUNE 30, 1999 (UNAUDITED)
================================================================================

   PRINCIPAL                                                          MARKET
    AMOUNT                                             COST            VALUE
   --------                                       ------------     ------------


             CONVERTIBLE CORPORATE BONDS  (CONTINUED)

             HEALTH CARE -- 0.57%
 $  750,000  Ivax Corp. Deb. Cv.
                6.50%, 11/15/01 ................  $    679,838     $    723,750
                                                  ------------     ------------

             HOTELS AND GAMING -- 2.11%
  2,900,000  Hilton Hotels Corp.
                Sub. Deb. Cv.
                5.00%, 05/15/06 ................     2,706,962        2,660,750
                                                  ------------     ------------

             METALS AND MINING -- 0.22%
    500,000  Coeur d'Alene Mines Corp.
                Sub. Deb. Cv.
                6.00%, 06/10/02 ................       464,083          282,500
                                                  ------------     ------------

             PAPER AND FOREST PRODUCTS -- 0.28%
    200,000  Riverwood International Corp.
                Sub. Deb. Cv.
                6.75%, 09/15/03 ................       199,771          230,800
    150,000  Thermo Fibertek Inc. Cv.
                4.50%, 07/15/04 (b) . ..........       129,755          126,000
                                                  ------------     ------------
                                                       329,526          356,800
                                                  ------------     ------------

             PUBLISHING -- 0.83%
    700,000  News America Holdings Inc.
                Sub. Deb. Cv.
                Zero Cpn., 03/31/02 . ..........       567,980          959,000
     50,000(c) United News & Media plc
                Sub. Deb. Cv.
                6.125%, 12/03/03 ...............        86,568           83,055
                                                  ------------     ------------
                                                       654,548        1,042,055
                                                  ------------     ------------

             REAL ESTATE AND DEVELOPMENT -- 0.08%
    125,000  Rockefeller Center Properties Inc.
                Sub. Deb. Cv.
                Zero Cpn., 12/31/00 . ..........       104,276          100,000
                                                  ------------     ------------

             RETAIL -- 1.65%
     60,000  Costco Companies Inc.
                Sub. Deb. Cv.
                Zero Cpn., 08/19/17 . ..........        41,462           56,325
    100,000  JumboSports Inc.
                Sub. Deb. Cv.
                4.25%, 11/01/00+ ...............        41,283            5,250
  2,000,000  Nine West Group Inc.
                Sub. Deb. Cv.
                5.50%, 07/15/03 ................     1,805,438        2,012,500
                                                  ------------     ------------
                                                     1,888,183        2,074,075
                                                  ------------     ------------

             TELECOMMUNICATIONS -- 0.07%
             Amnex Inc. Sub. Deb. Cv.
    $30,000     8.50%, 09/25/02 ................        20,291           $1,347
     50,000     8.50%, 09/25/02 (b) . ..........        50,000            2,245
     50,000  Telefonica Europe BV
                Sub. Deb. Cv.
                2.00%, 07/15/02 ................        50,000           81,875
                                                  ------------     ------------
                                                       120,291           85,467
                                                  ------------     ------------

             TRANSPORTATION -- 0.37%
    440,000  Greyhound Lines Inc.
                Sub. Deb. Cv.
                8.50%, 03/31/07 ................       272,925          440,000
    140,000  WorldCorp Inc.
                Sub. Deb. Cv.
                7.00%, 05/15/04+ ...............       131,280           21,000
                                                  ------------     ------------
                                                       404,205          461,000
                                                  ------------     ------------

             TOTAL CONVERTIBLE
             CORPORATE BONDS ...................    27,003,493       28,344,956
                                                  ------------     ------------

     SHARES
     ------

             CONVERTIBLE PREFERRED STOCKS -- 30.88%

             AVIATION: PARTS AND SERVICES -- 1.58%
             Coltec Capital Trust
     25,000     5.25% Cv. Pfd. .................     1,032,875        1,187,500
     17,000     5.25% Cv. Pfd. (b) .............       802,500          807,500
                                                  ------------     ------------
                                                     1,835,375        1,995,000
                                                  ------------     ------------

             BROADCASTING -- 0.28%
      9,200  Granite Broadcasting Corp.
                $1.938 Cv. Pfd. ................       386,020          347,300
                                                  ------------     ------------

             CABLE -- 2.85%
      3,500  CSC Holdings Inc.
                8.50% Cv. Pfd. Ser. 1 ..........        84,963          378,000
     18,000  MediaOne Group
                4.50% Cv. Pfd. Ser. D ..........       915,084        2,696,625
      1,500  TCI Pacific Communications Inc.
                5.00% Cv. Pfd. .................       134,838          512,493
                                                  ------------     ------------
                                                     1,134,885        3,587,118
                                                  ------------     ------------

             CONSUMER SERVICES -- 2.22%
             Cendant Corp.
     90,000     1.30% Cv. Pfd. .................     2,489,615        2,621,249
      5,000     7.50% Cv. Pfd. .................       147,750          172,188
      8,000  Loewen Group Inc.
                6.00% Cv. Pfd. Ser. C ..........        80,917            9,189
                                                  ------------     ------------
                                                     2,718,282        2,802,626
                                                  ------------     ------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)-- JUNE 30, 1999 (UNAUDITED)
================================================================================

                                                                      MARKET
    SHARES                                             COST            VALUE
   --------                                       ------------     ------------

             CONVERTIBLE PREFERRED STOCKS  (CONTINUED)

             DIVERSIFIED INDUSTRIAL -- 0.21%
      1,400  GATX Corp.
                $2.50 Cv. Pfd. .................      $136,020         $266,000
                                                  ------------     ------------

             ENERGY AND UTILITIES -- 1.91%
      6,000  Atlantic Richfield Co.
                $2.80 Cv. Pfd. .................     1,600,963        2,412,750
                                                  ------------     ------------

             ENTERTAINMENT -- 0.12%
      4,500  Metromedia International
               Group Inc.
                7.25% Cv. Pfd. .................       170,031          156,938
                                                  ------------     ------------

             EQUIPMENT AND SUPPLIES -- 1.91%
     25,000  Sequa Corp.
                $5.00 Cv. Pfd. .................     1,927,692        2,412,500
                                                  ------------     ------------

             FINANCIAL SERVICES -- 3.49%
     40,000  American Bankers Insurance
                $3.125 Cv. Pfd. Ser. B .........     4,378,825        4,374,999
      1,000  Merrill Lynch & Co.
                6.25% Cv. Pfd. .................        24,050           20,438
                                                  ------------     ------------
                                                     4,402,875        4,395,437
                                                  ------------     ------------

             FOOD AND BEVERAGE -- 0.20%
      5,000  Seagram Co.
                7.50% Cv. Pfd. .................       250,625          249,688
                                                  ------------     ------------

             IRON/STEEL -- 2.25% WHX Corp.
     45,000     $3.75 Cv. Pfd. Ser. B ..........     1,953,443        1,445,625
     43,000     6.50% Cv. Pfd. Ser. A ..........     2,071,981        1,384,063
                                                  ------------     ------------
                                                     4,025,424        2,829,688
                                                  ------------     ------------

             PAPER AND FOREST PRODUCTS -- 1.71%
     34,500  Sealed Air Corp.
                $2.00 Cv. Pfd. Ser. A ..........     1,435,100        2,156,250
                                                  ------------     ------------

             PUBLISHING -- 0.44%
     15,000  Reader's Digest
                $1.9336 Cv. Pfd. ...............       382,588          555,000
                                                  ------------     ------------

             RETAIL -- 0.21% 2,500 CVS Corp.
                6.00% Cv. Pfd. .................       231,625          227,813
      2,000  Republic Industries Inc.
                6.50% Cv. Pfd. .................        30,556           36,000
                                                  ------------     ------------
                                                       262,181          263,813
                                                  ------------     ------------

             SPECIALTY CHEMICALS -- 0.10%
      3,000  Monsanto Co.
                6.50% Cv. Pfd. .................      $138,838         $120,375
                                                  ------------     ------------

             TELECOMMUNICATIONS -- 9.65%
     65,000  Citizens Utilities Co.
                5.00% Cv. Pfd. .................     3,138,586        3,160,625
      8,000  Philippine Long Distance
                $3.50 Cv. Pfd. Ser. III ........       374,069          416,000
             Sprint Corp.
      3,000     $1.50 Cv. Pfd. Ser. 1 ..........       301,100        1,215,000
      2,200     $1.50 Cv. Pfd. Ser. 2 ..........       187,510          924,000
     74,000     8.25% Cv. Pfd. .................     2,824,819        6,437,999
                                                  ------------     ------------
                                                     6,826,084       12,153,624
                                                  ------------     ------------

             WIRELESS COMMUNICATIONS -- 1.75%
      8,000  Omnipoint Corp.
                7.00% Cv. Pfd. .................       241,080          435,000
     12,000  Vodafone AirTouch plc
                4.25% Cv. Pfd. Cl. C ...........       560,930        1,772,250
                                                  ------------     ------------
                                                       802,010        2,207,250
                                                  ------------     ------------

             TOTAL CONVERTIBLE
             PREFERRED STOCKS                       28,434,993       38,911,357
                                                  ------------     ------------

             COMMON STOCKS -- 16.02%

             AVIATION: PARTS AND SERVICES-- 0.22%
     18,000     Kaman Corp. ....................       181,321          282,375
                                                  ------------     ------------

             BUSINESS SERVICES-- 2.75%
     80,000     Paymentech Inc.+ ...............     2,004,000        2,030,000
     50,000     Rental Services Corp.+ . .......     1,430,626        1,431,250
                                                  ------------     ------------
                                                     3,434,626        3,461,250
                                                  ------------     ------------

             DIVERSIFIED INDUSTRIAL-- 0.09%
     10,000     Thermo Power Corp.+ ............       116,325          116,563
                                                  ------------     ------------

             ENERGY AND UTILITIES-- 5.86%
     20,000     AGL Resources Inc. .............       361,010          368,750
     12,000     Central Hudson Gas and
                Electric Corp. .................       490,975          504,000
     16,500     Cilcorp Inc. ...................     1,004,813        1,031,250
      8,000     Commonwealth Energy System .....       317,210          336,000
      4,000     New England Electric System ....       192,325          200,500
     55,000     Orange & Rockland Utilities ....     3,065,614        3,214,062
     60,000     Southwest Gas Corp. ............     1,583,223        1,717,500
                                                  ------------     ------------
                                                     7,015,170        7,372,062
                                                  ------------     ------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)-- JUNE 30, 1999 (UNAUDITED)
================================================================================

                                                                      MARKET
    SHARES                                             COST            VALUE
   --------                                       ------------     ------------

             COMMON STOCKS  (CONTINUED)

             EQUIPMENT AND SUPPLIES -- 0.42%
  $   4,537     Case Corp. .....................  $    118,644     $    218,343
     50,000     Fedders Corp. Cl. A ............       310,916          306,250
                                                  ------------     ------------
                                                       429,560          524,593
                                                  ------------     ------------

             FINANCIAL SERVICES -- 2.18%
     38,000  American Bankers
                Insurance Group ................     2,244,730        2,068,625
     20,000     Argonaut Group Inc. ............       533,139          480,000
      3,000     Republic New York Corp. ........       204,525          204,563
                                                  ------------     ------------
                                                     2,982,394        2,753,188
                                                  ------------     ------------

             RETAIL -- 0.38%
     40,000     Food Lion Inc. Cl. A ...........       320,246          475,000
                                                  ------------     ------------

             SHIPBUILDING -- 0.87%
     28,000     Avondale Industries Inc.+ ......     1,069,740        1,092,000
                                                  ------------     ------------

             TELECOMMUNICATIONS -- 0.61%
     48,276  Rogers Communications
                Inc. Cl. B+ ....................       681,112          771,412
                                                  ------------     ------------

             WIRELESS COMMUNICATIONS -- 2.65%
     16,926     Vodafone AirTouch plc, ADR .....     1,101,622        3,334,422
                                                  ------------     ------------

             TOTAL COMMON STOCKS ...............    17,332,116       20,182,865
                                                  ------------     ------------

             PREFERRED STOCKS -- 0.02%

             CABLE -- 0.02%
      1,000  MediaOne Financing
                Trust II Pfd. ..................        26,800           26,500
                                                  ------------     ------------

   PRINCIPAL
    AMOUNT
   --------

             CORPORATE BONDS -- 1.97%

             ENTERTAINMENT-- 1.97%
$ 2,400,000  Viacom Inc.
                8.00%, 07/07/06 ................     2,403,996        2,481,000
                                                  ------------     ------------

             U.S. GOVERNMENT OBLIGATIONS -- 34.34%
 43,607,000  U.S. Treasury Bills,
                4.19% to 4.73% ++,
                due 07/01/99 to 09/30/99 .......    43,272,922       43,273,617
                                                  ------------     ------------

TOTAL INVESTMENTS--105.72% .....................   118,474,320      133,220,295
                                                  ============     ------------

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK-- (29.53)% ...................                  $(37,210,788)
                                                                  -------------

NET ASSETS -- COMMON STOCK -- 76.19%
  (7,916,645  common shares outstanding) .......                     96,009,507
                                                                  -------------
NET ASSETS - CUMULATIVE PREFERRED
  STOCK -- 23.81%
  (1,200,000 preferred shares outstanding) .....                     30,000,000
                                                                  -------------

TOTAL NET ASSETS -- 100.00% ....................                  $ 126,009,507
                                                                  =============

NET ASSET VALUE PER COMMON SHARE
  ($96,009,507 / 7,916,645 shares outstanding)                           $12.13
                                                                         ======


                                                                      MARKET
    SHARES                                             COST            VALUE
   --------                                       ------------     ------------

             SHORT POSITIONS
             COMMON STOCKS
      8,188     Kushner-Locke Co. ..............       105,568           53,222
     25,000     Vodafone AirTouch plc, ADR .....     5,149,973        4,925,000
                                                  ------------     ------------
                                                  $  5,255,541     $  4,978,222
                                                  ============     ============

----------
For Federal tax purposes:
      Aggregate cost                                               $118,474,320
                                                                   ============
      Gross unrealized  appreciation - investments                 $ 17,458,976
      Gross unrealized appreciation  - short  positions                 277,319
      Gross unrealized depreciation - investments                    (2,713,001)
                                                                   ------------
      Net unrealized appreciation                                  $ 15,023,294
                                                                   ============

(a)   Security fair valued as determined by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, Rule 144A securities amounted to $1,981,912 or 1.6% of net assets.
(c)   Principal  amount  denoted  in  British  Pounds.
+     Non-income producing security.
++    Yields represent the effective yield to maturity on the date of purchase.
ADR   - American Depositary Receipt.

                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $118,474,320) ..............       $133,220,295
   Foreign currency, at value (Cost $3,617) ...............              3,900
   Receivable for investments sold ........................             19,835
   Dividends and interest receivable ......................            703,851
                                                                  ------------
      TOTAL ASSETS ........................................        133,947,881
                                                                  ------------
LIABILITIES:
   Payable for investments purchased ......................          1,758,525
   Payable for dividends ..................................             26,667
   Payable for investment advisory fees ...................            227,513
   Payable to custodian ...................................            766,544
   Securities sold short ..................................          4,978,222
   Other accrued expenses .................................            180,903
                                                                  ------------
      TOTAL LIABILITIES ...................................          7,938,374
                                                                  ------------
      NET ASSETS ..........................................       $126,009,507
                                                                  ============
   NET ASSET VALUE PER COMMON SHARE
   ($96,009,507 / 7,916,645 shares issued
   and outstanding; 100,000,000 shares
   authorized of $0.001 par value) ........................             $12.13
                                                                        ======
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (8.00%,
      $25 liquidation value, $0.001 par value,
      2,000,000 shares authorized,1,200,000 shares
      issued and outstanding) redemption value ............       $ 30,000,000
   Capital stock, at par value ............................              7,917
   Additional paid-in capital .............................         82,073,596
   Accumulated distributions in excess of
      net investment income ...............................            (99,688)
   Accumulated distributions in excess of net realized
      gain on investments and foreign currency
      transactions ........................................           (995,543)
   Net unrealized appreciation on investments and
      foreign currency transactions .......................         15,023,225
                                                                  ------------
             TOTAL NET ASSETS .............................       $126,009,507
                                                                  ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INCOME:
   Dividends ..............................................       $    916,819
   Interest ...............................................          1,720,477
                                                                  ------------
      TOTAL INVESTMENT INCOME .............................          2,637,296
                                                                  ------------
EXPENSES:
   Investment advisory fees ...............................            610,206
   Shareholder services fees ..............................             69,789
   Legal and audit fees ...................................             57,747
   Shareholder report expenses ............................             56,820
   Directors' fees ........................................             39,168
   Custodian fees .........................................             19,105
   Miscellaneous expenses .................................             67,202
                                                                  ------------
      TOTAL EXPENSES ......................................            920,037
                                                                  ------------
      NET INVESTMENT INCOME ...............................          1,717,259
                                                                  ------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments and
      foreign currency transactions .......................          1,929,392
   Net change in unrealized appreciation
      on investments and foreign currency
      transactions ........................................          6,051,402
                                                                  ------------
   NET REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS .........................................          7,980,794
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................       $  9,698,053
                                                                  ------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                           SIX MONTHS ENDED   YEAR ENDED
                                                                                             JUNE 30, 1999   DECEMBER 31,
                                                                                              (UNAUDITED)        1998
                                                                                            ---------------  ------------
OPERATIONS:
   Net investment income                                                                    $  1,717,259     $  4,165,471
   Net realized gain on investments and foreign currency transactions                          1,929,392        5,408,607
   Net change in unrealized appreciation of investments and foreign currency transactions      6,051,402         (277,461)
                                                                                            ------------     ------------
      Net increase in net assets resulting from operations                                     9,698,053        9,296,617
                                                                                            ------------     ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income                                                                        (408,840)      (1,008,552)
   Net realized gains                                                                           (791,160)      (1,391,448)
                                                                                            ------------     ------------
      TOTAL DISTRIBUTIONS                                                                     (1,200,000)      (2,400,000)
                                                                                            ------------     ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income                                                                      (1,308,419)      (3,004,493)
   Net realized gains                                                                           (857,011)      (3,927,271)
   Distributions in excess of net investment income                                                   --          (68,292)
   Distributions in excess of net realized gains                                                (995,543)        (312,617)
                                                                                            ------------     ------------
      TOTAL DISTRIBUTIONS                                                                     (3,160,973)      (7,312,673)
                                                                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS-- NET:                                                                (53,385)      (1,240,142)
                                                                                            ------------     ------------
   Net increase / (decrease) in net assets                                                     5,283,695       (1,656,198)
NET ASSETS
   Beginning of Period                                                                       120,725,812      122,382,010
                                                                                            ------------     ------------
   End of Period                                                                            $126,009,507     $120,725,812
                                                                                            ============     ============

                 See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
===============================================================================

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices, or if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE  AGREEMENTS.  The Fund may  enter  into  repurchase  agreements  with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)
===============================================================================

might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 1999, the Fund held no forward foreign currency contracts.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SHORT SALES. The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in Note 3.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)
===============================================================================

3. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. On May 15, 1997, the Fund received proceeds of $28,593,000 (net of offering costs and underwriting discounts of $1,407,000) from the public offering of 1,200,000 shares of Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At June 30, 1999, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $19,726. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

The Fund shall not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the Investment Company Act of 1940 requires that, along with approval of the holders of a majority of any outstanding common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

The Adviser has been authorized to repurchase on behalf of the Fund up to 250,000 shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. For the six months ended June 30, 1999, the Fund repurchased 4,900 shares at a cost of $53,386 and at an average discount of 10.20%.

4. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Adviser has agreed not to accrue the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the six months ended June 30, 1999, the Fund has achieved a total return in excess of the stated dividend rate and, thus, such management fees were earned.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1999, other than short-term securities, aggregated $77,737,512 and $68,097,908, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $44,935 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================
Selected data for a share of capital stock outstanding throughout each period:

                                                                  SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                                    JUNE 30, 1999  ----------------------------------------------
                                                                     (UNAUDITED)    1998      1997      1996      1995      1994
                                                                     -----------    ----      ----      ----      ----      ----
OPERATING PERFORMANCE:
Net asset value, beginning of year .................................    $11.45     $11.48    $11.08    $11.01    $10.60    $11.52
                                                                        ------     ------    ------    ------    ------    ------
   Net investment income ...........................................      0.22       0.53      0.49      0.49      0.53      0.69
   Net realized and unrealized gain (loss)
      on securities ................................................      1.01       0.65      1.23      0.31      1.03     (0.71)
                                                                        ------     ------    ------    ------    ------    ------
   Total from investment operations ................................      1.23       1.18      1.72      0.80      1.56     (0.02)
                                                                        ------     ------    ------    ------    ------    ------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .............         --      0.01      0.01
                                                                        ------     ------    ------
OFFERING EXPENSES CHARGED TO  ADDITIONAL PAID-IN CAPITAL ...........                          (0.18)
                                                                                             ------
DISTRIBUTIONS:
   PREFERRED SHARES
   Distributions from net investment income ........................     (0.05)     (0.13)    (0.08)       --        --        --
   Distributions from net realized gain on investments .............     (0.10)     (0.17)    (0.11)       --        --        --
   COMMON SHARES
   Distributions from net investment income ........................     (0.17)     (0.38)    (0.40)    (0.49)    (0.53)    (0.69)
   Distributions from net realized gain on investments .............     (0.11)     (0.50)    (0.56)    (0.24)    (0.56)
                                                                                                                            (0.21)
   Distributions in excess of net investment income ................        --      (0.01)       --        --     (0.02)       --
                                                                                                                               --
   Distributions in excess of net realized gains ...................     (0.12)     (0.03)       --        --     (0.01)       --
   Distributions from paid-in capital ..............................        --         --        --        --     (0.03)       --
                                                                        ------     ------    ------    ------    ------    ------
   Total distributions .............................................     (0.55)     (1.22)    (1.15)    (0.73)    (1.15)    (0.90)
                                                                        ------     ------    ------    ------    ------    ------
   NET ASSET VALUE END OF YEAR .....................................    $12.13     $11.45    $11.48    $11.08    $11.01    $10.60
                                                                        ======     ======    ======    ======    ======    ======
   MARKET VALUE, END OF PERIOD .....................................    $11.31     $11.25    $10.31     $9.25    $10.75        --
                                                                        ======     ======    ======    ======    ======    ======
   TOTAL NET ASSET VALUE RETURN + (a) ..............................      9.8%       8.3%     13.5%      8.4%     15.0%    (0.2)%
   Total Investment Return + (b) ...................................      4.1%      18.4%     22.2%    (7.3)%     12.3%        --
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net Assets, end of period (in 000's) ............................  $126,010   $120,726  $122,382   $89,659   $89,137  $112,090
   Net Assets attributable to common shares,
      end of period (in 000's) .....................................   $96,010    $90,726   $92,382   $89,659   $89,137  $112,090
Ratio of net investment income to
   average net assets attributable to common stock .................     3.72%(d)   4.54%     4.23%     4.33%     4.60%     4.77%
Ratio of operating expenses to average net assets
   attributable to common stock (c) ................................     1.99%(d)   1.83%     1.68%     1.45%     1.56%     1.31%
Ratio of operating expenses to average total net assets ............     1.51%(d)   1.38%     1.39%     1.45%     1.56%     1.31%
Portfolio Turnover Rate ............................................      151%       149%      243%      114%      140%       67%
PREFERRED STOCK:
   Liquidation value (in 000's) ....................................   $30,000    $30,000   $30,000        --        --        --
   Total shares outstanding (in 000's) .............................     1,200      1,200     1,200        --        --        --
   Asset coverage per share ........................................      402%       402%      408%        --        --        --
   Liquidation preference per share ................................    $25.00     $25.00    $25.00        --        --        --
   Average market value per share (e) ..............................    $26.45     $26.84    $25.69        --        --        --

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Based on net asset value per share.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter.
(c) The ratio of operating expenses to average net assets attributable to common stock during the fiscal year ended December 31, 1995 includes a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28%. The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(d)   Annualized.
(e)   Based on weekly prices.

                 See accompanying notes to financial statements.

                       AUTOMATIC DIVIDEND REINVESTMENT AND
                          VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It  is  the  Policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1, 1999, purchases will be made on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. However, the Fund's Adviser, Gabelli Funds, LLC, has arranged that these purchases will be executed at no commission through December 31, 1999. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN
  THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING

                         COMMON      8.00% PREFERRED
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,916,645       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------

          For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
          914-921-5118,  visit  our  Internet  homepage  at:
          HTTP://WWW.GABELLI.COM,    or    e-mail   us   at:
          CLOSEDEND@GABELLI.COM

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares

--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                       Semi-Annual Report
                       June 30,1999

                                                                     GBFCS 06/99